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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 3, 1997
                                                  (June 2, 1997)


                               FIRST USA, INC.
              (Exact Name of Registrant as Specified in Charter)


Delaware                          1-11-3030              75-2291060
(State or Other Jurisdiction      (Commission            (IRS Employer
of Incorporation)                 File Number)           Identification No.)


             1601 Elm Street, 47th Floor, Dallas, Texas     75201
              (Address of Principal Executive Offices)    (Zip Code)


                                 214-849-2000
             (Registrant's telephone number, including area code)

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Item 5. Other Events.

        On June 2, 1997, First USA, Inc. (the "Company") commenced a tender offer for any and all of the 9.33% Series A Capital Securities issued and 9.33% Series B Capital Securities to be issued by First USA Capital Trust I, a Delaware business trust, and guaranteed by First USA, at $1,155 per $1,000 liquidation amount plus accumulated and unpaid distributions thereon up to, but not including, the settlement date at the annual rate of 9.33% of the liquidation amount of $1,000 per Capital Security. The tender offer and withdrawal rights will expire at 9:00 a.m. (EDT), on Monday, June 30, 1997, unless extended. First USA expects the settlement date to be as soon as practicable after the expiration of the tender offer. The settlement date will be the same for all Capital Securities purchased in the tender offer, including Capital Securities delivered pursuant to the guaranteed delivery procedures.

        First USA's pending offer to exchange up to $200 million aggregate liquidation amount of the Trust's 9.33% Series B Capital Securities, which have been registered under the Securities Act of 1933, as amended, for a like liquidation amount of the 9.33% Series A Capital Securities issued by the Trust in December 1996 will continue in effect. The exchange offer and withdrawal rights will expire at 9:00 a.m. (EDT), on June 19, 1997, unless extended.

        The tender offer is subject to completion of the previously announced merger of First USA and BANC ONE CORPORATION ("BANC ONE"), with BANC ONE continuing as the surviving corporation. Assuming satisfaction of the conditions to the merger, including receipt of necessary approvals from Banc One's and First USA's shareholders scheduled for late June 26 and June 27, respectively, the merger is expected to be completed on or before June 30. The tender offer is not subject to any minimum tender of Capital Securities.

        The press release issued on June 2, 1997 by the Company with respect to the tender offer is attached as an exhibit hereto and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 99.1     Press Release dated June 2, 1997.

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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 3, 1997

                                        FIRST USA, INC.
                                        -------------------------------
                                                  (Registrant)

                                        By: /s/ Peter W. Atwater
                                           ----------------------------
                                           Name:  Peter W. Atwater
                                           Title: Executive Vice President and
                                                  Treasurer

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                                EXHIBIT INDEX

Exhibit
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Exhibit 99.1    Press Release dated June 2, 1997.


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